UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2013

FUEL DOCTOR HOLDINGS, INC.

Delaware	333-161052	20-2274999
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

23961 Craftsman Road #L

Calabasas, California 91302

(Address of Principal Executive Offices)

(818) 224-5678

(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01 Entry into a Material Definitive Agreement.

Fuel Doctor Holdings, Inc. (the “Company”), previously disclosed that it filed an action entitled Fuel Doctor v. Touchstone, Los Angeles Superior Court Case No. BC479694 (the “Fuel Doctor Action”) on or about February 24, 2012 and Touchstone, filed a separate action on or about June 29, 2012 entitled Touchstone v. Fuel Doctor et al. Los Angeles Superior Court Case No. BC487476 (the “Touchstone Action”).

On February 21, 2013 a mutual settlement and release agreement was entered into as to both actions (the “Settlement”). As a result of the Settlement, Touchstone and the Company have agreed to dismiss both the Touchstone Action and Fuel Doctor Action with prejudice.  As consideration for the dismissal with prejudice of both lawsuits, Touchstone will surrender to treasury 2,417,397 shares of Fuel Doctor Holdings, Inc. common stock and Fuel Doctor Holdings, Inc. will pay to Touchstone Fifty Thousand Dollars ($50,000.)

The foregoing description of the Settlement does not purport to be a complete statement of the agreement or of the parties’ rights and obligations under this agreement. The above description is qualified in its entirety by reference to the Settlement.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

FUEL DOCTOR HOLDINGS, INC.

By:

  /s/ Mark Soffa

Mark Soffa

Chief Executive Officer

Dated:  February 21, 2013